The Investment Company of America® Prospectus Supplement January 1, 2014 (for prospectus dated March 1, 2013)

The following sentence is added to the paragraph titled “Multiple Portfolio Counselor System” in the “Management and organization” section of the prospectus:

Barry S. Crosthwaite, Senior Vice President, Capital Research Global Investors, also serves as an equity portfolio counselor for the fund. Barry has 17 years of investment experience (all with Capital Research and Management Company or affiliate). He has 1 year of experience managing in the fund (plus 15 years as an investment analyst for the fund).

Keep this supplement with your prospectus.

MFGEBS-083-1213P Printed in USA CGD/AFD/10039-S40738